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                                                                   Exhibit 10(b)


CITICORP LESCAMAN, INC. - TRUST H




================================================================================

                                 AMENDMENT NO. 3
                          dated as of December 12, 1997
                                       to
                                 FACILITY LEASE
                         dated as of September 30, 1987
                          as amended February 26, 1988
                       and as amended as of June 13, 1997
                                      among
                            WILMINGTON TRUST COMPANY,
                   not in its individual capacity, but solely
                as Owner Trustee for Bruce Mansfield 1987 Trust H
                    under and pursuant to a Trust Agreement,
                      dated as of September 30, 1987, with
                            CITICORP LESCAMAN, INC.,
                                    as Lessor
                                       and
                            THE TOLEDO EDISON COMPANY
                                       and
                  THE CLEVELAND ELECTRIC ILLUMINATING COMPANY,
                                   as Lessees

================================================================================

NOTE: CERTAIN RIGHTS OF THE LESSOR UNDER THIS LEASE AGREEMENT AS AMENDED HAVE BEEN ASSIGNED TO AND ARE SUBJECT TO A SECURITY INTEREST IN FAVOR OF IBJ SCHRODER BANK & TRUST COMPANY, INDENTURE TRUSTEE, UNDER AND TO THE EXTENT SET FORTH IN THE TRUST INDENTURE, MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF LEASE, DATED AS OF SEPTEMBER 30, 1987, AS AMENDED AND SUPPLEMENTED BETWEEN MERIDIAN TRUST COMPANY (PREDECESSOR TO WILMINGTON TRUST COMPANY), AS OWNER TRUSTEE FOR BRUCE MANSFIELD 1987 TRUST H (UNDER AND PURSUANT TO A TRUST AGREEMENT, DATED AS OF SEPTEMBER 30, 1987, AS AMENDED, BETWEEN SUCH PARTY AND MERIDIAN TRUST COMPANY, PREDECESSOR TO WILMINGTON TRUST COMPANY) AND IBJ SCHRODER BANK & TRUST COMPANY, AS INDENTURE TRUSTEE, AS SUCH INDENTURE MAY BE AMENDED, MODIFIED OR SUPPLEMENTED FROM TIME TO TIME IN ACCORDANCE WITH THE PROVISIONS THEREOF. THIS AMENDMENT NO. 3 HAS BEEN EXECUTED IN SEVERAL COUNTERPARTS. SEE SECTION 3(d) OF THIS AMENDMENT NO. 3 FOR INFORMATION CONCERNING THE RIGHTS OF HOLDERS OF VARIOUS COUNTERPARTS HEREOF.

THIS COUNTERPART IS NOT THE ORIGINAL COUNTERPART.



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CITICORP LESCAMAN, INC. - TRUST H




                  AMENDMENT NO. 3, dated as of December 12, 1997 ("Amendment No. 3"), to the Facility Lease, dated as of September 30, 1987, as amended by Amendment No. 1 thereto, dated as of February 26, 1988 and as amended by Amendment No. 2 thereto, dated as of June 13, 1997, all as in effect on the date hereof (the "Facility Lease"), among WILMINGTON TRUST COMPANY, a Delaware trust company (successor to Meridian Trust Company), not in its individual capacity, but solely as Owner Trustee under a Trust Agreement, as amended, dated as of September 30, 1987, with the Owner Participant identified on the cover page hereof (in such capacity, the "Lessor"), THE TOLEDO EDISON COMPANY, an Ohio corporation ("Toledo Edison"), and THE CLEVELAND ELECTRIC ILLUMINATING COMPANY, an Ohio corporation ("Cleveland Electric") (Cleveland Electric and Toledo Edison being collectively referred to as the "Lessees"),

                              W I T N E S S E T H:

                  WHEREAS, the Lessees and the Lessor have heretofore entered into the Facility Lease providing for the lease by the Lessor to the Lessees of the Undivided Interest; and

                  WHEREAS, the Lessor and the Lessees have agreed to adjust the Basic Lease Rate Factors and the Stipulated Loss Value, Termination Value and Special Termination Value percentages in connection with the transactions contemplated by the Second Amended and Restated Shippingport Trust Participation Agreement, dated as of the date hereof; and

                  WHEREAS, subject to the terms and conditions hereof, the Lessees propose to make a special payment of Basic Rent in the amount of $800,908.58 (the "Special Rent Payment") to Wilmington Trust Company, as Owner Trustee; and

                  WHEREAS, upon receipt of the Special Rent Payment from the Lessees, Wilmington Trust Company shall make a payment of interest in the amount of $763,113.78 on behalf of the Lessor to Mansfield Capital Trust;

                  NOW, THEREFORE, in consideration of the premises and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  SECTION 1.  DEFINITIONS.

                  For purposes hereof, capitalized terms used herein and not otherwise defined herein or in the recitals shall have the meanings assigned to such terms in the Facility Lease.

                  SECTION 2.  AMENDMENTS.

           Schedules 1 through 3 of the Facility Lease are hereby amended as follows:

                           (a) Schedule 1 entitled "Basic Lease Rate Factors" is deleted in its entirety and is hereby replaced with Schedule 1 hereto (which includes the Special Rent Payment).

                           (b) Schedule 2 entitled "Stipulated Loss Value" is deleted in its entirety and is hereby replaced with Schedule 2 hereto.

                           (c) Schedule 3 entitled "Termination Value" is deleted in its entirety and is hereby replaced with Schedule 3 hereto.

                  SECTION 3.  MISCELLANEOUS.

                                        2


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CITICORP LESCAMAN, INC. - TRUST H




                       (a) Execution. The actual dates of execution hereof by the parties hereto are respectively the dates set forth under the signatures hereto; however, this Agreement shall be effective as of the date first written above. This Amendment No. 3 shall be effective as of the date upon which the Owner Trustee receives the Special Rent Payment as provided in the Facility Lease (the "Effective Date"). This Amendment No. 3 amends and modifies the Facility Lease and is to be read with and form part of the Facility Lease. On and from the Effective Date, any reference in any Operative Document to the Facility Lease shall be deemed to refer to the Facility Lease as amended and modified by Amendment No. 1 thereto, dated as of February 26, 1988 by Amendment No. 2 thereto, dated as of June 13, 1997, and by this Amendment No. 3.

                       (b) Non-Waiver or Amendment. The agreements contained in this Amendment shall not, except as expressly provided in this Amendment, operate as a waiver of any right, power or remedy of any party under any Operative Document, nor constitute, except as expressly provided in this Amendment, a waiver of any provision of any Operative Document.

                       Except as amended hereby, the Facility Lease shall continue in full force and effect in accordance with the provisions thereof.

                       (c) Governing Law. This Amendment No. 3 shall be governed by and construed in accordance with the laws of the State of New York, except to the extent that the laws of the Commonwealth of Pennsylvania govern the creation of, and perfection of, interest in property (whether real or personal) and except to the extent that the Federal laws of the United States are mandatorily applicable.


             [The remainder of this page intentionally left blank.]


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CITICORP LESCAMAN, INC. - TRUST H




                       (d) Original Counterpart. The single executed original of this Amendment No. 3 marked "THIS COUNTERPART IS THE ORIGINAL COUNTERPART" and containing the receipt of the Lease Indenture Trustee thereon shall be the "Original" of this Amendment No. 3. No security interest in this Amendment No. 3 may be created or continued through the transfer or possession of any counterpart other than the "Original."

                       IN WITNESS WHEREOF, intending to be legally bound, each of the parties hereto has caused this Amendment No. 3 to Facility Lease to be duly executed by an officer thereunto duly authorized.

                       WILMINGTON TRUST COMPANY, not in its individual capacity, but solely as Owner Trustee for Bruce Mansfield 1987 Trust H under and pursuant to a Trust Agreement dated as of September 30, 1987 between Meridian Trust Company, predecessor to Wilmington Trust Company, and Citicorp Lescaman, Inc.

ATTEST:

[Corporate Seal]                       By:      /s/ TERRI C. TAVANI
                                                --------------------------------
By:__________________________          Name:    Terri C. Tavani

Title:_______________________          Title:   Financial Services Officer

                                       Date:    November 14, 1997


                                       THE TOLEDO EDISON COMPANY
                                                  and
                                       THE CLEVELAND ELECTRIC
                                         ILLUMINATING COMPANY
ATTEST:

[Corporate Seal]                       By:      /s/ THEODORE F. STRUCK II
                                                --------------------------------
By:__________________________          Name:    Theodore F. Struck II

Title:_______________________          Title:   Treasurer of each

                                       Date:    November 14, 1997



                                       S-1


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CITICORP LESCAMAN, INC. - TRUST H




                             CERTIFICATE OF SERVICE

                  The Lessee, The Toledo Edison Company, hereby certifies that its precise address is 300 Madison Avenue, Toledo, Ohio 43651.

                                             By:     /s/ THEODORE F. STRUCK II
                                                     ---------------------------
                                             Name:   Theodore F. Struck II

                                             Title:  Treasurer

                                             Date:   December 15, 1997


                             CERTIFICATE OF SERVICE

                  The Lessee, The Cleveland Electric Illuminating Company, hereby certifies that its precise address is 76 South Main Street, Akron, Ohio 44308.

                                             By:     /s/ THEODORE F. STRUCK II
                                                     ---------------------------
                                             Name:   Theodore F. Struck II

                                             Title:  Treasurer

                                             Date:   December 15, 1997



                                       S-2


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CITICORP LESCAMAN, INC. - TRUST H




STATE OF OHIO            )
                         )  ss:
COUNTY OF SUMMIT         )

                  BEFORE ME, a Notary Public in and for said County and State, personally appeared the above-named THE TOLEDO EDISON COMPANY, by Theodore F. Struck II, its Treasurer, who acknowledged that he/she did sign the foregoing instrument on behalf of said corporation by authority of its Board of Directors and that the same is the free act and deed of said corporation and his/her free act and deed individually and as such officer.

                  IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Akron, Ohio this 14th day of November, 1997.


                                       /s/ DOROTHY A. BRATANOV
                                       ---------------------------
                                       Notary Public

                                       My Commission Expires: February 24, 1998




STATE OF OHIO            )
                         )  ss:
COUNTY OF SUMMIT         )

                  BEFORE ME, a Notary Public in and for said County and State, personally appeared the above-named THE CLEVELAND ELECTRIC ILLUMINATING COMPANY, by Theodore F. Struck II, its Treasurer, who acknowledged that he/she did sign the foregoing instrument on behalf of said corporation by authority of its Board of Directors and that the same is the free act and deed of said corporation and his/her free act and deed individually and as such officer.

                  IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Akron, Ohio this 14th day of November, 1997.


                                       /s/ DOROTHY A. BRATANOV
                                       ---------------------------
                                       Notary Public

                                       My Commission Expires: February 24, 1998



                                       S-3


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CITICORP LESCAMAN, INC. - TRUST H




STATE OF DELAWARE           )
                            ) ss:
COUNTY OF NEW CASTLE        )

                  On this 14th day of November, 1997, before me, the undersigned notary public, personally appeared Terri C. Tavani who acknowledged himself to be a Financial Services Officer of WILMINGTON TRUST COMPANY, a Delaware trust company, and that he, as such officer being authorized to do so, executed the foregoing instrument in the capacity and for the purposes therein contained by signing the name of the trust company by himself as such officer.

                  IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal.


[Notarial Seal]                        /s/ PATRICIA W. ZINK
                                       ---------------------------
                                       Notary Public

                                       My Commission Expires: July 12, 1999



                                       S-4


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CITICORP LESCAMAN, INC. - TRUST H




                                                                      SCHEDULE 1
                                                              TO AMENDMENT NO. 3
                                                               TO FACILITY LEASE


                       BASIC LEASE RATE FACTORS
                       ------------------------
    Date                                                 % of Facility Cost
    ----                                                 ------------------






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CITICORP LESCAMAN, INC. - TRUST H




                                                                      SCHEDULE 2
                                                              TO AMENDMENT NO. 3
                                                               TO FACILITY LEASE


                       STIPULATED LOSS VALUE
                       ---------------------
   Date                                                 % of Facility Cost
   ----                                                 ------------------



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CITICORP LESCAMAN, INC. - TRUST H



                                                                      SCHEDULE 3
                                                              TO AMENDMENT NO. 3
                                                               TO FACILITY LEASE


                       TERMINATION VALUE
                       -----------------
   Date                                                 % of Facility Cost
   ----                                                 ------------------